Related Party Transactions	6 Months Ended
Jun. 30, 2020
Related Party Transactions [Abstract]
Related Party Transactions
15.	Related Party Transactions

The Company has access to aircrafts on a month-to-month basis from a shareholder of the Company. Total expense for this service, which is included in “General and administrative expenses” in the unaudited Condensed Consolidated Statements of Operations, was $0.1 million and $0.2 million for both the three and six months ended June 30, 2019 and 2020, respectively. There were no amounts outstanding at December 31, 2019. At June 30, 2020, $0.1 million was outstanding, which is included within “Accrued expenses and other current liabilities” in the unaudited Condensed Consolidated Balance Sheets. On May 31, 2020, the Company amended the monthly fee and added services in this month-to-month service agreement with a shareholder of the Company.

Shift4 Payments, LLC incurred management fees to its respective shareholders, prior to the IPO, which is included in “Professional fees” in the unaudited Condensed Consolidated Statements of Operations, of $0.5 million and $1.0 million for the three and six months ended June 30, 2019, respectively, and $0.3 million and $0.8 million for the three and six months ended June 30, 2020, respectively. The Company had $0.5 million in management fees outstanding as of December 31, 2019, included within “Accounts payable” in the unaudited Condensed Consolidated Balance Sheets. Management fees due to the Company’s respective shareholders were fully paid as of June 30, 2020 and are not required to be paid subsequent to the IPO.